EXHIBIT 23-A.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in Amendment No. 2 to the Form S-4 Registration Statement and related Prospectus pertaining to Electro Scientific Industries, Inc. (ESI) of our report dated August 15, 1997 and to all references to our Firm included in this Registration Statement and related Prospectus.


                                       ARTHUR ANDERSEN LLP


Portland, Oregon
  November 18, 1997